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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 JULY 17, 1995
                                (Date of Report)





                            BEEBA'S CREATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File No. 0-13851


        California                                         95-2848021
(State or Other Jurisdiction                   (IRS Employer Identification No.)
    of Incorporation)



                               9220 Activity Road
                          San Diego, California 92126
                    (Address of Principal Executive Offices)


                                 (619) 549-2922
                          (Registrant's Telephone No.)



                                                            Exhibit Index Page 3

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ITEM 5.  OTHER EVENTS

        The Company has announced a tender offer for its shares. The offer is for up to 1,200,000 shares at a price of $8.00 per share in cash. The tender offer period will commence on July 20 and will remain open until expired at 5:00 p.m., Eastern Daylight time, on Friday, August 18, 1995.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 17, 1995                              BEEBA'S CREATIONS, INC.



                                                   By:  THOMAS P. BAUMANN
                                                      ------------------------
                                                       Thomas P. Baumann
                                                       Chief Financial Officer





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                                 EXHIBIT INDEX

                                                                         Sequentially
Exhibit Number                    Description                            Numbered Page
- --------------                    -----------                            -------------
     2.1           Schedule 13E-4 Issuer Tender Offer Statement                *

     2.2           Form of Letter to Shareholders                              4

     2.3           Form of Press Release                                       5

* Incorporated by reference from Schedule 13E-4 filed with the Securities and Exchange Commission on July 17, 1995.